Advisory Research Global Value Fund

A series of Investment Managers Series Trust

Supplement dated December 29, 2017, to the

Prospectus, Summary Prospectus and Statement of Additional Information,

each dated March 1, 2017, as supplemented.

Important Notice Regarding Planned Changes in the Fund’s Name, Principal Investment Strategies and Net Investment Income Distribution Frequency.

On or about March 1, 2018, the name and principal investment strategies of the Advisory Research Global Value Fund (the “Fund”), as well as the frequency with which the Fund makes distributions of net investment income will be changed as set forth below. Further information regarding these matters will be provided in the Fund’s revised Summary Prospectus, Prospectus and Statement of Additional Information dated on or about that date. The Fund’s investment objective to seek long term capital appreciation will remain the same.

Name Change:

The name of the Fund will be changed to Advisory Research Global Dividend Fund.

Principal Investment Strategies Changes:

The Fund’s principal investment strategies will be changed as follows:

The Fund will invest primarily in equity securities of companies located throughout the world, including the United States. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity and equity-related instruments. In addition, under normal circumstances, the Fund will invest at least 40% of its assets in companies organized, headquartered or doing a substantial amount of business outside the United States. The Fund considers a company that has at least 50% of its assets or derives at least 50% of its revenue from business outside the United States as doing a substantial amount of business outside the United States. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions. The Fund will invest primarily in equity securities of companies located in developed countries and may invest up to 15% of its assets in emerging markets. From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector. The Fund may invest in any size company, including small- and mid-capitalization companies.

Advisory Research Inc. (the “Advisor”), the Fund’s investment advisor, uses a proprietary, bottom-up approach that seeks to identify companies with a history or prospect of paying stable or increasing dividends. In particular, the Advisor invests in the following types of companies: high quality, blue chip companies with defensible “moats” or sustainable competitive advantages (i.e., competitive advantages that are not easily duplicated or exceeded); companies with excess cash available to return to shareholders; companies that exhibit sustainable growth; or companies whose securities are trading at a discount to intrinsic value. To identify such companies, the Advisor analyzes a company’s financial statements as well as the company’s senior management’s commitment to paying dividends.

The Fund’s investments in equity securities may include common stock, preferred stocks and convertible securities. The Fund also may invest in American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively), and exchange-traded funds (“ETFs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

Change in Net Investment Income Distribution Frequency:

The frequency with which the Fund will make distributions of net investment income will be changed from annually to quarterly. The Fund will continue to make distributions of its net capital gains, if any, at least annually.

Please file this Supplement with your records.